Exhibit 10.3

SEVENTH AMENDMENT TO
AMENDED AND RESTATED LEASE AGREEMENT NO. 2

THIS SEVENTH AMENDMENT TO AMENDED AND RESTATED LEASE AGREEMENT NO. 2 (this “Amendment”) is made and entered into as of January 17, 2019, by and between HPT TA PROPERTIES TRUST, a Maryland real estate investment trust, and HPT TA PROPERTIES LLC, a Maryland limited liability company, as landlord (collectively, “Landlord”), and TA OPERATING LLC, a Delaware limited liability company, as tenant (“Tenant”).

W I T N E S S E T H:

WHEREAS, Landlord and Tenant are parties to that certain Amended and Restated Lease Agreement No. 2, dated as of June 9, 2015, as amended by that certain First Amendment to Amended and Restated Lease Agreement No. 2, dated as of June 16, 2015, that certain Second Amendment to Amended and Restated Lease Agreement No. 2, dated as of June 23, 2015, that certain Third Amendment to Amended and Restated Lease No. 2, dated as of September 23, 2015, that certain Fourth Amendment to Amended and Restated Lease No. 2, dated as of June 22, 2016, that certain Fifth Amendment to Amended and Restated Lease No. 2, dated as of June 30, 2016, and that certain Sixth Amendment to Amended and Restated Lease No. 2, dated as of September 30, 2016 (as so amended, the “Lease”);

WHEREAS, HPT TA Properties Trust is selling to Tenant, and Tenant is acquiring from HPT TA Properties Trust, the Properties (this and other capitalized terms used and not otherwise defined in this Amendment shall have the meanings given such terms in the Lease) related to the Travel Centers identified on Schedule 1 attached hereto and made a part hereof (collectively, the “Sold Properties”);

WHEREAS, Landlord and Tenant desire to remove the Property having an address at 8050 Dean Martin Drive, Las Vegas, Nevada 89139 and further described on Exhibit A-21 to the Lease (together with the Sold Properties, collectively, the “Removed Properties”) from the Lease;

WHEREAS, Landlord and Tenant wish to add certain land and improvements comprising a travel center having an address at 10346 S. State Rd. 39, Clayton, Indiana and further described on Exhibit A-41 attached to this Amendment (collectively, the “Clayton Property”) to the Lease;

WHEREAS, in addition to amending the Lease to remove the Removed Properties from the Lease and to add the Clayton Property to the Lease, Landlord and Tenant wish to amend the Lease in certain other respects; and

WHEREAS, Guarantor is executing this Amendment solely to confirm the continuation of the Guaranty with respect to the Lease (as amended by this Amendment);

NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the mutual receipt and legal sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree, as of the date of this Amendment, as follows:

1.             Removed Properties.  The Leased Property shall exclude the Removed Properties, but notwithstanding the foregoing, Tenant shall retain all of its obligations with respect to the Removed Properties which are attributable to events occurring on or prior to the date hereof or which are addressed pursuant to Section 9.5 of the Lease (as if all of the Removed Properties remained Properties for the remainder of the Term).  In furtherance of the foregoing, however, Tenant shall have no obligation to comply with Section 5.3 of the Lease solely with respect to the Removed Properties.

2.             Base Gross Revenues.  The defined term “Base Gross Revenues” set forth in Section 1.9 of the Lease is deleted in its entirety and replaced with the following: “Intentionally deleted.”

3.             Base Year.  The defined term “Base Year” set forth in Section 1.10 of the Lease is deleted in its entirety and replaced with the following:

“Base Year”  shall mean, with respect to each Property, the calendar year identified as the Initial Base Year on Exhibit A for such Property (the “Initial Base Year”) and/or the 2019 calendar year (the “2019 Base Year”), as applicable.

4.             Commencement Date.  The defined term “Commencement Date” set forth in Section 1.18 of the Lease shall mean, with respect to the Clayton Property, the date of this Amendment.

5.             Excess Gross Revenues.  The defined term “Excess Gross Revenues” set forth in Section 1.34 of the Lease is deleted in its entirety and replaced with the following: “Intentionally deleted.”

6.             Minimum Rent.  The defined term “Minimum Rent” set forth in Section 1.66 of the Lease is deleted in its entirety and replaced with the following:

“Minimum Rent” shall mean Forty-Seven Million Two Hundred Forty-Seven Thousand Six Hundred Sixty-Seven and 00/100ths Dollars ($47,247,667.00), subject to adjustment as provided in Section 3.1.1(b).

7.             Fixed Term.

(a)           Section 2.3 of the Lease is amended to delete the first sentence therefrom in its entirety and to replace it with the following:

The initial term of this Agreement (the “Fixed Term”) shall commence on the Commencement Date and shall expire on December 31, 2031.

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(b)           Section 2.3 of the Lease is also amended to delete the parenthetical “(but not later than December 31, 2027)” from the first sentence of the second paragraph thereof.

8.             Extended Terms.  Section 2.4 of the Lease is amended to delete the second paragraph therefrom in its entirety and to replace it with the following:

If and to the extent Tenant shall exercise the foregoing options to extend the Term, the first Extended Term shall commence on January 1, 2032 and expire on December 31, 2046 and the second Extended Term shall commence on January 1, January 1, 2047 and expire on December 31, 2061.  All of the terms, covenants and provisions of this Agreement shall apply to each Extended Term, except that (x) the Minimum Rent payable during such Extended Term shall be the greater of the Prior Rent and the Fair Market Value Rent for the Leased Property (such Fair Market Value Rent to be determined by agreement of the parties or, absent agreement, by an appraiser designated by Landlord) (taking into account that the Initial Base Year and the 2019 Base Year, as applicable, shall remain unchanged) and (y) Tenant shall have no right to extend the Term beyond December 31, 2061.  For purposes of this Section 2.4, “Prior Rent” shall mean an amount equal to the per annum Minimum Rent in effect on the last day of the Fixed Term or Extended Term immediately preceding such Extended Term.  If Tenant shall elect to exercise the option to extend the Term for the first Extended Term, it shall do so by giving Landlord Notice thereof not later than December 31, 2030, and if Tenant shall elect to exercise its option to extend the Term for the second Extended Term after having elected to extend the Term for the first Extended Term, it shall do so by giving Landlord Notice not later than December 31, 2045, it being understood and agreed that time shall be of the essence with respect to the giving of any such Notice.  If Tenant shall fail to give any such Notice, this Agreement shall automatically terminate at the end of the Fixed Term or the first Extended Term as applicable and Tenant shall have no further option to extend the Term of this Agreement.  If Tenant shall give such Notice, the extension of this Agreement shall be automatically effected without the execution of any additional documents; it being understood and agreed, however, that Tenant and Landlord shall execute such documents and agreements as either party shall reasonably require to evidence the same.  Notwithstanding the provisions of the foregoing sentence, if, subsequent to the giving of such Notice, an Event of Default shall occur, at Landlord’s option, the extension of this Agreement shall cease to take effect and this Agreement shall automatically terminate at the end of the Fixed Term or the first Extended Term, as applicable, and Tenant shall have no further option to extend the Term of this Agreement.

9.             Additional Rent.  Section 3.1.2(a) of the Lease is amended by deleting the first sentence therefrom in its entirety and replacing it with the following:

Tenant shall pay additional rent (“Additional Rent”) with respect to each Lease Year (or portion thereof) during the Term subsequent to the Initial Base Year, with respect to each Property, in an amount equal to three percent (3%) of the

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amount by which Gross Revenues at such Property during such Lease Year exceed Gross Revenues at such Property during the Initial Base Year (or the equivalent portion thereof).  In addition, Tenant shall pay Additional Rent with respect to each Lease Year (or portion thereof) during the Term subsequent to the 2019 Base Year, with respect to each Property, in an amount equal to one-half percent (0.5%) of the amount by which Gross Revenues at such Property during such Lease Year exceed Gross Revenues at such Property during the 2019 Base Year (or the equivalent portion thereof).  For the avoidance of doubt, the payment of Additional Rent based on Gross Revenues in excess of Gross Revenues for the Initial Base Year and the payment of Additional Rent based on Gross Revenues in excess of Gross Revenues for the 2019 Base Year are separate and independent obligations.

10.          Deferred Rent.  Section 3.1.3(f) of the Lease is deleted in its entirety and replaced with the following:

Deferred Rent.  Commencing on April 1, 2019 through January 31, 2023, Tenant shall pay to Landlord, the total amount of Twelve Million Eight Hundred Forty-Six Thousand Six Hundred Ninety-Two and 00/100ths Dollars ($12,846,692.00) in sixteen (16) equal quarterly installments of Eight Hundred Two Thousand Nine Hundred Eighteen and 00/100ths Dollars ($802,918.00) on the first Business Day of each calendar quarter during such period.

11.          Exhibit A.  Exhibit A to the Lease is hereby amended by (a) deleting the initial page entitled “EXHIBITS A-1 through A-40” therefrom in its entirety and replacing it with the page entitled “EXHIBITS A-1 through A-41” attached hereto, (b) deleting the legal descriptions for the Removed Properties from Exhibits A-21, A-24 and A-35 to the Lease and replacing them with “Intentionally deleted”, and (c) adding Exhibit A-41 attached to this Amendment to the end of Exhibit A to the Lease.

12.          Ratification.  As amended hereby, the Lease is hereby ratified and confirmed and remains in full force and effect.

13.          Counterparts.  This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

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IN WITNESS WHEREOF, Landlord and Tenant have caused this Amendment to be duly executed, as a sealed instrument, as of the date first above written.

LANDLORD:

HPT TA PROPERTIES TRUST,
a Maryland real estate investment trust

By:	/s/ John G. Murray
John G. Murray
President

HPT TA PROPERTIES LLC,
a Maryland limited liability company

By:	/s/ John G. Murray
John G. Murray
President

TENANT:

TA OPERATING LLC,
a Delaware limited liability company

By:	/s/ Mark R. Young
Mark R. Young
Executive Vice President

[Signature Page to Seventh Amendment to Amended and Restated Lease Agreement No. 2]

Reference is made to that certain Guaranty Agreement, dated as of June 9, 2015, given by TRAVELCENTERS OF AMERICA LLC and TRAVELCENTERS OF AMERICA HOLDING COMPANY LLC, each a Delaware limited liability company (collectively, “Guarantors”), to Landlord with respect to Tenant’s obligations under the Lease (the “Guaranty”).  Guarantors hereby confirm that all references in such Guaranty to the word “Lease” shall mean the Lease, as defined therein, as amended by this Amendment (and any prior amendments referenced in this Amendment), and said Guarantors hereby reaffirm the Guaranty.

GUARANTORS:

TRAVELCENTERS OF AMERICA LLC,
a Delaware limited liability company

By:	/s/ Mark R. Young
Mark R. Young
Executive Vice President

TRAVELCENTERS OF AMERICA HOLDING COMPANY LLC, a Delaware limited liability company

By:	/s/ Mark R. Young
Mark R. Young
Executive Vice President

[Joinder Page to Seventh Amendment to Amended and Restated Lease Agreement No. 2]

SCHEDULE 1

SOLD PROPERTIES

Street Address	City	State	Landlord
40 Riverside Drive	Fultonville	NY	HPT TA Properties Trust
6170 I-10 East	San Antonio	TX	HPT TA Properties Trust

EXHIBITS A-1 through A-41

Land

Exhibit	TA Site No.	Property Address	Initial Base Year
A-1	54	9201 Grand Bay Wilmer Rd, Grand Bay (Mobile), AL 36541	2015
A-2	7	2949 S. Toltec Road, Eloy, AZ 85213	2015
A-3	94	946 West Beale Street, Kingman, AZ, 86401	2015
A-4	33	408 Highway 149 North, Earle (West Memphis), AR 72331	2015
A-5	227	2930 Lenwood Rd., Barstow, CA 92311	2015
A-6	57	19483 Knighton Rd., Redding, CA 96002	2015
A-7	248	1650 C.R. 210 West, Jacksonville (Jacksonville South), FL 32259	2015
A-8	158	11706 Tamp Gateway Blvd., Seffner (Tampa), FL 33584	2015
A-9	156	30732 Highway 441 South, Commerce, GA 30529	2015
A-10	249	6901 Bellville Road, Lake Park, GA 31636	2015
A-11	167	4115 Broadway, Boise, ID 83705	2015
A-12	30	16650 Russell Rd., Russell (Chicago North), IL 60075	2015
A-13	199	819 Edwardsville Road, Troy, IL 62294	2015
A-14	65	2636 E. Tipton Street, Seymour, IN 47274	2015
A-15	66	3210 South 7th Street, Council Bluffs, IA 51501	2015
A-16	237	8560 Greenwood Rd., Greenwood, LA 71033	2015
A-17	69	1255 N. Dixie Hwy, Monroe, MI 48162	2015
A-18	190	13400 Rogers Drive, Rogers, MN 55374	2015
A-19	52	100 North Broadway, Oak Grove, MO 64075	2015
A-20	90	103 Prospectors Drive , Ogallala, NE 69153	2015
A-21		Intentionally deleted
A-22	48	975 St. Rt. 173, Bloomsbury, NJ 08804	2015
A-23	23	HC 69 - Box 120, Santa Rosa, NM 88435.	2015
A-24		Intentionally deleted
A-25	2	1101 NC Highway 61, Whitsett (Greensboro), NC 27377	2015
A-26	39	10679 Lancaster Rd., Hebron, OH 43025	2015
A-27	29	5551 St. Rt. 193, Kingsville, OH 44048	2015
A-28	59	501 South Morgan Road, Oklahoma City (West), OK 73128	2015
A-29	56	21856 Bents Road, NE, Aurora (Portland), OR 97002	2015
A-30	215	4050 Depot Road, Erie (Harborcreek), PA 16510	2015
A-31	12	7848 Linglestown Road, Harrisburg, PA 17112	2015
A-32	13	608 Lovell Road, Knoxville, TN 37932	2015
A-33	17	6800 Thompson Road, Baytown, TX 77522	2015
A-34	230	704 West Interstate 20, Big Spring, TX 79720	2015
A-35		Intentionally deleted
A-36	1	100 N. Carter Road, Ashland (Richmond), VA 23005	2015
A-37	170	435 Winton Parkway, Livingston, CA 95334	2015
A-38	369	3001 Grant Street, Gary, IN 46408	2015
A-39	402	24225 and 24263 West Lorenzo Road, Wilmington, IL 60481	2019
A-40	255	289 Howard Baker Highway, Pioneer, TN 37847	2019
A-41	257	10346 S. State Rd. 39, Clayton, IN 46118	2015

 [See attached copies.]

EXHIBIT A-41

LAND

10346 South State Road 39
Clayton, Indiana 46118

[LEGAL DESCRIPTION ATTACHED]

3.102 Clayton, IN
10346 S. State Rd. 39
Clayton, IN 46118
(TCA Site No. 102)

EXHIBIT A-41

Legal Description

North Parcel

A part of the Northeast Quarter of Section 35, Township 14 North, Range 1 West located in Liberty Township, Hendricks County, Indiana, being bounded as follows:

Commencing at the northeast corner (railroad spike found) of the Northeast Quarter of Section 35, Township 14 North, Range 1 West, said point being South 89 degrees 54 minutes 15 seconds West (assumed bearing) from the northeast corner (iron rod found) of the Northwest Quarter of Section 36, Township 14 North, Range 1 West:  thence South 00 degrees 10 minutes 53 seconds East 1036.86 feet on the along the east line of said Northeast Quarter; thence South 89 degrees 58 minutes 48 seconds West 27.09 feet to 5/8” iron rod with cap, said point being on the northerly right-of-way line of Interstate 70, said point also being the POINT OF BEGINNING of this description; (the following three (3) courses are on and along the northerly right — of - way line of said Interstate 70) 1.) thence South 67 degrees 56 minutes 00 seconds West 86.86 feet to a 5/8” iron rod with cap; 2.) thence South 65 degrees 04 minutes 15 seconds West 400.50 feet to a 5/8” iron rod with cap; 3.) thence South 67 degrees 56 minutes 00 seconds West 254.99 feet to a 5/8” iron rod with cap; thence North 00 degrees 06 minutes 26 seconds West 297.00 feet to a 5/8” iron rod with cap; thence North 89 degrees 58 minutes 48 seconds East 680.56 feet parallel with the north line of said Northeast Quarter to the POINT OF BEGINNING.

South Parcel

A part of the west half of the Northwest Quarter of Section 36, Township 14 North, Range 1 West, located in Liberty Township, Hendricks County, Indiana, being bounded as follows:

Commencing at the northwest corner (railroad spike found) of the Northwest Quarter of Section 36, Township 14 North, Range 1 West, said point being South 89 degrees 54 minutes 15 seconds West (assumed bearing) from the northeast corner (iron rod found) of said Northwest Quarter; thence North 89 degrees 54 minutes 15 seconds East 1318.42 feet to the Northeast corner of the west half of said Northwest Quarter, said point being collinear and equidistant from the northwest corner of the northeast corner of said Northwest Quarter; thence south 00 degrees 21 minutes 30 seconds East 2115.58 feet of and along the east line of the west half of said Northwest Quarter; thence North 89 degrees 27 minutes 15 seconds West 20.00 feet to a 5/8” iron rod with cap, said point being the POINT OF BEGINNING of this description; thence North 89 degrees 27 minutes 15 seconds West 450.00 feet to a 5/8” iron rod with cap; thence North 00 degrees 21 minutes 30 seconds West 365.13 feet parallel with the east line of the west half of said Northwest Quarter to a 5/8” iron rod with cap; thence South 89 degrees 48 minutes 40 seconds West 210.48 feet to a 5/8” iron rod with cap; thence North 38 degrees 09 minutes 09 seconds West 604.25 feet to the southerly right - of - way line of Interstate 70, said point being

Exhibit A-41

5/8”. iron rod with cap; (the following three (3) courses are on and along the southerly right — of - way line of Interstate 70, 1.) thence North 70 degrees 13 minutes 26 seconds East 49.16 feet to the point of curvature of a curve to the right, said point being North 19 degrees 46 minutes 34 seconds West 1819.86 feet from the radius point of said curve, said point being 5/8” iron rod with cap; 2.) thence 616.78 feet on and along said curve to the right to the point of tangency of said curve to the right, said point being North 00 degrees 21 minutes 28 seconds West 1819.86 feet from the radius point of said curve, said point being 5/8” iron road with cap; 3.) thence South 88 degrees 05 minutes 09 seconds East 252.18 feet to the westerly right - of - way line of State Road 39 approach to Interstate 70, said point being a 5/8” iron rod with cap; (the following four (4) courses are on and along the westerly right-of-way line of the State Road 39 approach to Interstate 70), 1.) thence South 37 degrees 06 minutes 39 seconds East 62.40 feet to a 5/8” iron rod with cap; 2.) thence South 12 degrees 45 minutes 57 seconds East 255.98 feet to a 5/8” iron rod with cap; 3.) thence South 00 degrees 21 minutes 30 seconds East 169.13 feet parallel with the east line of the west half of said Northwest Quarter to a 5/8” iron rod with cap; 4.) thence North 89 degrees 27 minutes 15 seconds West 45.00 feet to the westerly access right-of-way line of the State Road 39 approach to Interstate 70, said point being a P K nail; (the following four (4) courses are on and along the westerly access right-of-way line of the State Road 39 approach to Interstate 70, 1.) thence South 00 degrees 21 minutes 30 seconds, East 231.58 feet parallel with the east line of the west half of said Northwest Quarter to a 5/8” iron rod with cap; 2.) thence North 89 degrees 38 minutes 30 seconds East 45.00 feet to a 5/8” iron rod with cap; 3.) thence South 00 degrees 21 minutes 30 seconds East 150.00 feet parallel with the east line of the west half of said Northwest Quarter to a 5/8” iron rod with cap; 4.) thence South 35 degrees 21 minutes 10 seconds East 61.03 feet to the westerly right-of-way line of State Road 39, said point being a 5/8” iron rod with cap; thence South 00 degrees 21 minutes 30 seconds East 60.20 feet on and along the westerly right-of-way line of State Road 39 and parallel with the east line of the west half of said Northwest Quarter to the POINT OF BEGINNING.

All of the above-described Parcels being the same as follows:

Parcel I

Part of the W ½ of the NW ¼ of Section 36, Township 14 North, Range 1 West, Hendricks County, Indiana, more particularly described as follows:

Commencing at the NE comer of said ½-1/4 Section; running thence South 0 degrees 21 minutes 30 seconds East and along the East line of said ½ - ¼ Section 2115.68 feet; thence North 89 degrees 27 minutes 15 seconds West 20 feet to the beginning point of the description, said point being on the West R/W line of State Road 39; running thence North 89 degrees 27 minutes 15 seconds West 450 feet; thence North 0 degrees 21 minutes 30 seconds West 500.00 feet : Thence North 89 degrees 27 minutes 15 seconds West 130.6 feet; thence North 27 degrees 06 minutes 30 seconds West 132 feet; thence North 00 degrees 21 minutes 30 seconds West 332.95 feet to the South R/W line of the Southwest ramp of 1-70, said R/W line being on a curve having a radius of 1819.86 feet and a Delta angle of 6 degrees 14 minutes; thence and Easterly direction along side R/W line 261.50 feet; thence South 88 degrees 05 minutes 10 seconds East and along said R/W line 252.20 feet to the westerly R/W line of State Road 39 approach to 1-70; thence South 37 degrees 08 minutes 30 seconds East and along said R/W line 62.43 feet; thence South 12 degrees 46 minutes East and along said R/W line 255.97 feet; thence South 00 degrees 21 minutes 30

Exhibit A-41

seconds East and along said R/W line 169.13 feet; thence North 89 degrees 27 minutes 15 seconds West 45 feet to the Access R/W line of State Road 39 approach to 1-70; thence South 00 degrees 21 minutes 30 seconds East and along said R/W line 231.58 feet; thence South 89 degrees 38 minutes 30 seconds East and along said R/W line 45 feet; thence South 0 degrees 21 minutes 30 seconds East and along said R/W line 150 feet; thence South 35 degrees 21 minutes 10 seconds East and along said R/W line 61.03 feet to the West R/W line of State Road 39; thence South 0 degrees 21 minutes 30 seconds East and along said R/W line 69.68 feet to the point of beginning.

Parcel II

Part of the West half of the Northwest Quarter of Section 36, Township 14 North, Range 1 West, Hendricks County, Indiana, more particularly described as follows:

Commencing at the Northeast corner of said half quarter section, running thence South 0 degrees 21 minutes 30 seconds East and along the East line of said half quarter section 1615.68 feet; thence North 89 degrees 27 minutes 15 seconds West 470 feet to the beginning point of this description; running thence South 0 degrees 21 minutes 30 seconds East 134.87 feet; thence South 89 degrees 48 minutes 40 seconds West 850.27 feet to the West line of said half quarter section, thence North 0 degrees 21 minutes 30 seconds West and along said West line 389.13 feet to the Southerly right of way line on Interstate # 70; thence North 70 degrees 13 minutes 26 seconds East and along said right of way line 334.93 feet to the P.C. of a curve to the right, said curve having a Delta of 11 degrees 11 minutes 04 seconds and a radius of 1819.86 feet thence in a Northeasterly direction along said curve and along said right of way line 355.25 feet; thence South 0 degrees 21 minutes 30 seconds East 332.95 feet; thence South 27 degrees 06 minutes 30 seconds East 132 feet, thence South 89 degrees 27 minutes 15 seconds East 130.50 feet to the point of beginning.

Parcel III

Part of the Northeast Quarter of Section 35, Township 14 North, Range 1 West, Hendricks County, Indiana, more particularly described as follows:

Commencing at the Northeast corner of the West half of the Northwest Quarter of Section 36, Township 14 North, Range 1 West, in said Hendricks County, running thence South 0 degrees 21 minutes 30 seconds East and along the East line of said half Quarter Section 1615.68 feet; thence North 89 degrees 27 minutes 15 seconds West 470 feet, thence South 0 degrees 21 minutes 30 seconds East 134.87 feet; thence South 89 degrees 48 minutes 40 seconds West 850.27 feet to the East line of the Northeast Quarter of said Section 35, said point of being the beginning point of this description; running thence South 89 degrees 48 minutes 40 seconds West 711.60 feet; thence North 0 degrees 01 minutes 15 seconds West 143.40 feet to the Southerly right of way line of Interstate #70; thence North 67 degrees 56 minutes East and along said right of way line 358.95 feet, thence North 73 degrees 52 minutes 15 seconds East and along said tight of way line 327.93 feet; thence North 70 degrees 13 minutes 26 seconds East and along said right of way line 65.38 feet to the East line of the Northeast Quarter of said Section 35; thence South 0 degrees 21 minutes 30 seconds East along said East line 389.13 to the point of beginning.

Exhibit A-41

Parcel IV

Part of the Northeast Quarter of Section 35, Township 14 North, Range 1 West, Hendricks County, Indiana, more particularly described as follows:

Commencing at the Northeast corner of said Quarter Section, running thence South 0 degrees 21 minutes 30 seconds East and along the East line of said Quarter Section 1036.86 feet; thence North 89 degrees 56 minutes West and parallel with the North line of said quarter Section, 40.58 feet to the Northerly right of way line of Interstate Highway No. 70, said point being the beginning point of this description; running thence South 67 degrees 56 minutes West and along said right of way line 74.14 feet; thence South 65 degrees 04 minutes 20 seconds West and along said right of way line 400.50 feet; thence South 67 degrees 56 minutes West and along said right of way line 253.66 feet; thence North 0 degrees 01 minutes 15 seconds West 292.72 feet to a point 1036.86 feet South of the North line of said Quarter Section; thence South 89 degrees 56 minutes East 667.07 feet to the point of beginning.

Exception

Part of the Northwest Quarter of Section 36 and the Northeast Quarter of Section 35, both in Township 14 North, Range 1 West, Hendricks County, Indiana, and more particularly described as follows:

COMMENCING at the Northeast corner of the West Half of the Northwest Quarter of said section 36, thence South 00 degrees 21 minutes 30 seconds East along the East line thereof a distance of 1744.52 feet, thence South 89 degrees 48 minutes 40 seconds West 680.42 feet to the point of beginning of the real estate described herein; continuing thence South 89 degrees 48 minutes 40 seconds West 1351.39 feet; thence North 00 degrees 20 minutes 06 seconds West 143.40 feet to a point on the Southerly right of way of I-70; thence on the following three courses along said tight of way; (1) North 67 degrees 56 minutes 00 seconds East 358.95 feet; (2) North 73 degrees 52 minutes 15 seconds East 327.93 feet; (3) North 70 degrees 13 minutes 26 seconds East 346.27 feet; thence South 38 degrees 09 minutes 09 seconds East 613.01 feet, to the Point of Beginning.

Exhibit A-41